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                                                                    Exhibit 10.3

                          1998 STOCKHOLDERS' AGREEMENT
                          ----------------------------

         AGREEMENT, dated as of October 29,1998 (this "Agreement"), by and among Simmons Holdings, Inc., a Delaware corporation ("Holdings"), Simmons Company, a Delaware corporation (the "Company"), Simmons Holdings, LLC, a Delaware limited liability company, the parties listed on Exhibit A hereto (collectively, the "Investcorp Stockholders") and State Street Bank & Trust Company, solely as trustee of the Simmons Company Employee Stock Ownership Trust (the "Trust"), established pursuant to the Agreement of Trust for the Simmons Company Employee Stock Ownership Plan, dated as of January 17, 1989, as amended, adopted as part of the Simmons Company Employee Stock Ownership Plan (the "Plan"), or any successor trustee thereunder (the "Trustee"). This Agreement shall automatically become effective on the date (the "Effective Date") of, and simultaneously with, the closing of the transactions under the Merger Agreement and the Exchange Agreement (as such terms are hereinafter defined).

         WHEREAS, the Company, Holdings and REM Acquisition, Inc., a Delaware corporation ("MergerCo") have entered into an Agreement and Plan of Merger, dated as of July 16, 1998, as amended from time to time (the "Merger Agreement"), pursuant to which, among other things, subject to the terms and conditions thereof, MergerCo has agreed to merge with and into Holdings in a transaction intended to be accounted for as a recapitalization with Holdings as the surviving corporation (the "Merger").

         WHEREAS, Holdings, the Company and the Trustee as successor in interest to NationsBank N.A. (South), are parties to a 1996 Stockholders' Agreement, dated as of March 22, 1996 (the "Old Stockholders' Agreement"), granting the Trustee certain rights with respect to the shares of Series A Preferred Stock of the Company owned by the Trust.

         WHEREAS, in connection with the Merger, Holdings, the Company and the Trustee desire to terminate the Old Stockholders' Agreement.

         WHEREAS, in connection with the Merger, MergerCo, Holdings, the Company and the Trustee have entered into an ESOP Stock Sale and Exchange Agreement, dated as of July 22, 1998, as amended on September 25, 1998 (the "Exchange Agreement"), pursuant to which MergerCo has agreed to purchase certain shares of Series A Preferred Stock of the Company owned by the Trust that constitute Allocated Shares (as defined in the Exchange Agreement) and the Trustee has agreed to exchange certain shares of Series A Preferred Stock of the Company owned by the Trust that constitute Unallocated Shares (as defined in the Exchange Agreement) for shares of Class C Stock of Holdings which shall be converted into shares of Common Stock of Holdings.

         WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of certain shares of capital stock of Holdings.


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         Accordingly, in consideration of the premises and of the terms and conditions herein contained, the parties hereto mutually agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "Affiliate" of any Person shall mean any other Person directly or indirectly controlled by, controlling or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to directly or indirectly direct the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

         "Business Day" means any day other than a Saturday, Sunday, federal holiday or other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

         "Certificate of Incorporation" means the Certificate of Incorporation of Holdings.

         "Common Stock" shall mean the shares of common stock, par value $.0l per share, of Holdings and the shares of Class B common stock, par value $.01 per share, of Holdings.

         "Company" shall mean Simmons Company, a Delaware corporation.

         "Covered Sale" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Drag-Along Right" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Duly Endorsed" shall mean that a stock certificate is duly endorsed in blank by the Person or Persons in whose name such certificate is registered or that such certificate is accompanied by a duly executed stock or security assignment, separate from the certificate itself, with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "Effective Date" shall have the meaning ascribed thereto in the Preamble hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

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         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "Exchange Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

         "Fair Value Price" shall mean, with respect to each share of Common Stock, an amount equal to the fair market value (valued on a going concern basis) of a share of such stock, as determined in good faith by the Board of Directors of Holdings, without applying any discounts for minority interests, marketability or for legal or contractual restrictions on transferability.

         "Holdings" shall have the meaning ascribed thereto in the Preamble hereof.

         "Holdings IPO" shall mean the consummation of the initial underwritten public offering of common stock of Holdings, pursuant to a registration statement that was declared effective under the Securities Act.

         "Investcorp Affiliate Transferee" shall have the meaning ascribed thereto in Section 4.2.1.

         "Investcorp Representative" shall have the meaning ascribed thereto in
Section 5.4.

         "Investcorp Shares" shall mean the Registrable Securities held by the Investcorp Stockholders.

         "Investcorp Stockholders" shall have the meaning ascribed thereto in the Preamble hereof.

         "Joinder Agreement" shall have the meaning ascribed thereto in Section 4.2.1.

         "Merger Agreement" shall have the meaning ascribed thereto in the Preamble.

         "Participant Transferee" shall have the meaning ascribed thereto in
Section 2.3.

         "Permitted Investcorp Transferee" shall have the meaning ascribed thereto in Section 4.2.1.

         "Person" shall mean an individual, partnership, joint venture, corporation, trust, unincorporated organization, government, or any department or agency thereof, or any other similar entity.

         "Plan" shall have the meaning ascribed thereto in the Preamble hereof.


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         "Principal Stockholder" shall mean Simmons Holdings, LLC, a Delaware limited liability company controlled by affiliates of Fenway Partners, Inc., which now or hereafter holds shares of Holdings.

         "Principal Stockholder Consideration" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Principal Stockholder Shares" shall mean the shares of Common Stock beneficially owned by the Principal Stockholder or any of its Affiliates or any of transferees.

         "Registrable Securities" shall mean shares of Common Stock that are held by the Trustee, the Investcorp Stockholders and the Principal Stockholder Shares, collectively. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold in open market transactions pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred to a Third Party (except as permitted pursuant to Article IV hereof) or (iv) such securities shall have ceased to be outstanding.

         "Registration Expenses" means any and all expenses incident to performance of or compliance with Article III of this Agreement, including without limitation (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for Holdings and of Holdings' independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) any costs and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by Holdings in connection with such performance and compliance, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD, but excluding underwriting discounts and commissions and transfer taxes, if any, and (vi) internal expenses of Holdings (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), PROVIDED, HOWEVER, that each stockholder who beneficially owns (or holds, in the case of the Trustee) any Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such stockholder's Registrable Securities pursuant to a registration statement effected pursuant to this Agreement.

         "Requisite Share Number" means at least 10% of the outstanding Registrable Securities with an aggregate Fair Value Price of at least $15 million.

         "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

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         "Section 2.1 Event" shall have the meaning ascribed thereto by Section
2.1(a) hereof.

         "Section 3.1 Maximum Number" shall have the meaning ascribed thereto in
Section 3.1(e) hereof.

         "Section 3.1 Notice" shall have the meaning ascribed thereto in Section 3.1(a) hereof.

         "Section 3.1 Request" shall have the meaning ascribed thereto in
Section 3.1(a) hereof.

         "Section 3.2 Notice" shall have the meaning ascribed thereto in Section 3.2(a) hereof.

         "Section 3.2 Sale Number" shall have the meaning ascribed thereto in
Section 3.2(c) hereof.

         "Section 3.6 Notice" shall have the meaning ascribed thereto in Section 3.6(b) hereof.

         "Section 3.6 Sale Number" shall have the meaning ascribed thereto in
Section 3.6(d) hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "Subsequent Grantee" shall have the meaning ascribed thereto in Section 3.6(b) hereof.

         "Subsequent Stockholders" shall have the meaning ascribed thereto in
Section 3.2(c) hereof.

         "Tag-Along Right" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

         "Third Party" shall mean a Person not Affiliated with Holdings.

         "Third Party Registration Right" shall have the meaning ascribed thereto in Section 3.6(b) hereof.

         "Trust" shall have the meaning ascribed thereto in the Preamble hereof.

         "Trustee" shall have the meaning ascribed thereto in the Preamble hereof.

         "Trustee Shares" shall mean the Registrable Securities held by the Trustee in its capacity as Trustee of the Trust.

         "Withdrawal Election" shall have the meaning ascribed thereto in
Section 3.1(e) hereof.

                                   ARTICLE II

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                         TAG-ALONG AND DRAG-ALONG RIGHTS

         Section 2.1       SALE OF COMMON STOCK TO A THIRD PARTY.

         (a) If at any time, or from time to time, the Principal Stockholder proposes to sell for its own account (other than in a sale pursuant to a registration statement under the Securities Act) shares of Common Stock (a "Section 2.1 Event") to a Third Party that is not an Affiliate of the Principal Stockholder and, following such sale, the Principal Stockholder ceases to own, in the aggregate, at least seventy-five percent (75%) of the shares of Common Stock acquired by the Principal Stockholder on the Effective Date (each such sale, a "Covered Sale"), each of the Trustee and the Investcorp Stockholders shall have the right to participate with respect to the shares of Common Stock that each holds, respectively (a "Tag-Along Right"), and the Principal Stockholder or such Third Party shall have the right to require the Trustee and the Investcorp Stockholders to participate with respect to such shares (a "Drag-Along Right"), in each such sale on a pro rata basis (based on (i) the aggregate number of shares of Common Stock to be sold by the Principal Stockholder in such Covered Sale and any related transactions (but not in any other sales) compared to (ii) the aggregate number of Principal Stockholder Shares then owned by the Principal Stockholder, as appropriately adjusted for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations and similar events occurring after the Effective Date) for the same consideration per share, and otherwise on the same terms (the "Principal Stockholder Consideration"), as the Principal Stockholder sell their shares of Common Stock; PROVIDED, HOWEVER, that the Principal Stockholder or Third Party shall only be entitled to exercise its Drag-Along Right hereunder pursuant to a Covered Sale by the Principal Stockholder or its Affiliates of at least 80% of the shares of Common Stock acquired by the Principal Stockholder on the Effective Date.

         (b) Notwithstanding anything to the contrary contained in this Section 2.1, the Trustee's obligation to participate in a sale on exercise of a Drag-Along Right shall be subject to the Trustee's determination that its participation in such a sale is not imprudent or in violation of applicable law.

         (c) Prior to or within two calendar days following the occurrence of a
Section 2.1 Event, the Principal Stockholder, in its sole discretion, may notify the Trustee and the Investcorp Stockholders in writing of its intention to consummate or of the occurrence of such Section 2.1 Event (which notice shall set forth the terms upon which such Section 2.1 Event is intended to be or shall have been consummated) in the manner and upon the terms and conditions provided in this Section 2.1(c). If the Principal Stockholder, in its sole discretion, shall have given prior written notice to the Trustee and the Investcorp Stockholders of its intention to engage in a Section 2.1 Event, then each of the Trustee and the Investcorp Stockholders shall have 15 calendar days from the receipt of such notice within which to exercise its Tag-Along Rights pursuant to this Section 2.1, and the failure of the Trustee or the Investcorp Stockholders to notify the Principal Stockholder of its intention to exercise its Tag-Along Rights within such 15 calendar days shall operate as a waiver of such Tag-Along Rights of the Trustee or the Investcorp Stockholders, as applicable; PROVIDED, HOWEVER, that the Principal Stockholder having delivered written notice of its intention to engage in a Section 2.1 Event shall not be construed as providing

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any assurance that a Section 2. 1 Event shall be consummated, and the delivery of such notice shall not give rise to any rights on the part of the Trustee or the Investcorp Stockholders, other than those expressly set forth in this Agreement. If the Principal Stockholder, in its sole discretion, shall not have given prior written notice of their intention to engage in a Section 2. 1 Event, then the Principal Stockholder shall notify the Trustee and the Investcorp Stockholders in writing of the occurrence of a Section 2.1 Event not later than two calendar days following the consummation of such Section 2.1 Event, and each of the Trustee and the Investcorp Stockholders shall have 15 calendar days from the receipt of such notice within which to exercise their Tag-Along Rights pursuant to this Section 2.1. The failure of either of the Trustee or the Investcorp Stockholders to notify the Principal Stockholder of its intention to exercise its respective Tag-Along Rights within such 15 calendar days shall operate as a waiver of such Tag-Along Rights of the Trustee or the Investcorp Stockholders, as applicable. The delivery of any notice regarding a Section 2.1 Event pursuant to the provisions of this Section 2.1 shall not operate as a waiver of the Principal Stockholder's or a Third Party's Drag-Along Rights in respect of the Section 2.1 Event specified in such notice. In the case of a Third Party's exercise of its Drag-Along Rights pursuant to the provisions of this Section 2.1, the Third Party shall deliver written notice to each of the Trustee and the Investcorp Stockholders, not later than two calendar days following the occurrence of a Section 2.1 Event, with respect to which such Drag-Along Rights have been exercised, of its intention to exercise such Drag-Along Rights in respect of such Section 2. 1 Event. The consummation of any transaction pursuant to the Third Party's exercise of its Drag-Along Rights shall occur within 15 calendar days following the delivery of the notice specified in this Section 2.1(c).

         (d) The Principal Stockholder shall not enter into a transaction which would constitute a Section 2.1 Event unless the Third Party shall have agreed in writing, prior to the consummation of such transaction, to be bound by the Tag-Along Rights provided in this Section 2.1 applicable to that transfer; PROVIDED, HOWEVER, that such agreement shall not be construed as providing any assurance that a Section 2.1 Event shall be consummated and shall not give rise to any liability on the part of Holdings to the Trustee or the Investcorp Stockholders. The Principal Stockholder (and any subsequent transferee bound by the provisions of this sentence) shall not transfer any shares of Common Stock (other than in a sale pursuant to a registration statement under the Securities
Act) in a transaction that constitutes a Covered Sale or in a transaction with an Affiliate, unless prior to such transfer, the transferee or Affiliates, as the case may be, agrees in writing, in form and substance satisfactory to the Trustee, the Investcorp Stockholders and Holdings, to be bound by the provisions of this Section 2.1 as if such transferee were a "Principal Stockholder" solely for purposes of this Article 2 and Article III. Upon consummation of a Covered Sale by the Principal Stockholder at which Tag-Along Rights have been exercised or waived hereunder, the shares of Common Stock sold thereunder shall be deemed free and clear of any further Tag-Along Rights hereunder.

         Section 2.2 LEGEND ON CERTIFICATES. Each certificate representing shares of Common Stock from time to time issued and outstanding shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE 1998 STOCKHOLDERS' AGREEMENT DATED AS OF

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         OCTOBER __, 1998 AMONG SIMMONS HOLDINGS, INC., THE HOLDER OF THIS
         CERTIFICATE AND THE OTHER PARTIES THERETO, AS AMENDED AND IN EFFECT FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF SIMMONS HOLDINGS, INC. AND WILL BE MAILED TO A STOCKHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY SIMMONS HOLDINGS INC. OF A WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER).

         NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) IF SIMMONS HOLDINGS, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO SIMMONS HOLDINGS, INC., TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF
         SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND SUCH STATE SECURITIES AND BLUE SKY LAWS.

         Section 2.3 REMOVAL OF LEGEND. Upon termination of this Agreement, a Holdings IPO or a distribution pursuant to the Plan of any of the Trustee Shares to a participant of the Plan (a "Participant Transferee"), Holdings shall, upon request by the Trustee immediately prior to the above events, issue a new certificate representing the shares of Common Stock held by the Trustee or to be distributed to the Participant Transferee with the following legend:

         NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) IF SIMMONS HOLDINGS, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO SIMMONS HOLDINGS, INC., TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF
         SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND SUCH STATE SECURITIES (OR BLUE SKY) LAWS.

         In addition, upon any distribution pursuant to the Plan of any of the Trustee Shares to a Participant Transferee prior to a Holdings IPO, Holdings shall place the following legend, if applicable, upon the certificate representing the shares of Common Stock distributed to such Participant
Transferee:

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE TRUSTEE OF THE SIMMONS COMPANY EMPLOYEE STOCK OWNERSHIP
         TRUST AND SIMMONS HOLDINGS, INC. ON THE TERMS AND SUBJECT TO

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         THE CONDITIONS DESCRIBED IN THE SIMMONS COMPANY EMPLOYEE
         STOCK OWNERSHIP PLAN (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF SIMMONS HOLDINGS, INC. AND IS AVAILABLE FOR
         INSPECTION UPON REQUEST).

                                   ARTICLE III

                               REGISTRATION RIGHTS

         Section 3.1       REGISTRATION ON REQUEST OF THE TRUSTEE.

                  (a) REQUEST BY THE TRUSTEE. Once Holdings shall have completed a Holdings IPO, and only if a Holdings IPO shall have been completed, upon the written request (the "Section 3.1 Request") of the Trustee that Holdings effect the registration under the Securities Act of at least the Requisite Share Number of such Trustee's Registrable Securities, Holdings will promptly give written notice of such requested registration (a "Section 3.1 Notice") to all other stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities, and thereupon will use its best efforts to effect, as promptly as practicable (but in no event later than 120 calendar days after Holdings receives the Section 3.1 Request), the registration under the Securities Act of:

                  (i) the Registrable Securities that Holdings has been requested to register by the Section 3.1 Request, and

                  (ii) all other Registrable Securities that Holdings has been requested to register by any other holders of Registrable Securities by written request given to Holdings within 15 calendar days after the giving of the Section 3.1 Notice, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered pursuant to an underwritten public offering; PROVIDED, HOWEVER, that (A) Holdings shall not be obligated to file a registration statement relating to a registration request under this Section 3.1 at a time when Holdings is then in the process of registering any other securities or within a period of 180 calendar days after the effective date of any other registration statement of Holdings (other than, in each case, registration statements on Form S-4 or Form S-8, or any successor or similar forms), (B) Holdings shall not be obligated to effect more than one registration statement pursuant to this Section 3.1 during the term of this Agreement, and
(C) Holdings may postpone filing a registration statement relating to a registration request under this Section 3.1 for a reasonable period (not in excess of 90 calendar days after such filing would otherwise be required under this Section 3.1 and provided that a new 90 day period shall be deemed to commence upon the occurrence of any new event that would entitle Holdings to postpone filing a registration statement pursuant to this subclause C), if in its judgment such filing would require the disclosure of material information that Holdings has a bona fide business purpose for preserving as confidential. If, within 10 business days following such request, the Principal Stockholder shall have made a request to Holdings to register any of its Registrable

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Securities, then Holdings shall include in the registration statement all
Registrable Securities requested to be registered by the Trustee and the Principal Stockholder and all such Registrable Securities of the Principal Stockholder shall be treated as Trustee Shares for purposes of this Section 3.1.

                  (b) REGISTRATION STATEMENT FORM. Registrations under this
Section 3.1 shall be on such appropriate registration form of the SEC for the disposition of the Registrable Securities in an underwritten public offering as shall be selected by Holdings and shall be reasonably acceptable to the Trustee.

                  (c) EXPENSES. Holdings shall pay all Registration Expenses in connection with a registration requested pursuant to this Section 3.1.

                  (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 3.1 will not be deemed to have been effected unless it has become effective; PROVIDED, HOWEVER, that if, after a registration has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such registration will be deemed not to have been effected.

                  (e) PRIORITY IN REQUESTED REGISTRATIONS. If the managing underwriter for a requested registration pursuant to this Section 3.1 shall advise Holdings in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number (the "Section 3.1 Maximum Number") that can be sold in an orderly manner in such offering within a price range acceptable to stockholders who beneficially own (or holds, in the case of the Trustee) Registrable Securities representing in the aggregate at least the Requisite Share Number, then the number of such Registrable Securities to be included in such registration shall be allocated first to the Trustee Shares and the Investcorp Shares pro rata based on the total number of such shares held by each of the Trustee and the Investcorp Stockholders, respectively, (until the Section 3.1 Maximum Number of Shares are registered) and, then, if the number of such Trustee Shares and Investcorp Shares to be registered is less than the Section 3.1 Maximum Number, shall be allocated pro rata among all stockholders who beneficially own any Registrable Securities and request that Registrable Securities be included in such registration on the basis of the relative number of shares of such Registrable Securities each such stockholder has requested to be included in such registration (until the Section 3.1 Maximum Number of such shares is met). If, as a result of the proration provisions of this subsection 3.1(e), any stockholder who beneficially owns any Registrable Securities shall not be entitled to include all Registrable Securities in a registration that such stockholder has requested be included, such stockholder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); PROVIDED, HOWEVER, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                  (f) TERMINATION BY HOLDINGS. If as a result of Withdrawal Elections (but after Holdings shall have included in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other stockholders whose Registrable

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Securities were excluded as a result of the proration provisions of subsection
3.1(e)), less than the Requisite Share Number of Registrable Securities are requested to be included in a registration, Holdings may, at its election, give written notice to all stockholders who have requested that Registrable Securities be included in a registration and who have not made a Withdrawal Election that Holdings has determined not to proceed with such registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the stockholders' rights to have Registrable Securities registered pursuant to this Section 3.1 in the future.

         Section 3.2       INCIDENTAL REGISTRATION.

                  (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If Holdings at any time proposes to register any shares of Common Stock under the Securities Act for sale for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms) in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will promptly give written notice to all stockholders who beneficially own, or who hold, in the case of the Trustee, any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by Holdings and of such holders' rights under this Section 3.2 (the "Section 3.2 Notice"). Holdings will use its best efforts to include in the proposed registration all Registrable Securities that Holdings is requested in writing, within 15 calendar days after the Section 3.2 Notice is given, to register by the stockholders thereof; PROVIDED, HOWEVER, that (i) if, at any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason not to register such shares of Common Stock, Holdings may, at its election, give written notice of such determination to all stockholders who beneficially own, or who hold, in the case of the Trustee, any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by Holdings to delay registration of shares of Common Stock, Holdings shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

                  (b) EXPENSES. Holdings shall pay all Registration Expenses in connection with a registration requested pursuant to this Section 3.2.

                  (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter for a registration pursuant to this Section 3.2 that involves an underwritten offering shall advise Holdings in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 3.2 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to Holdings, then Holdings shall include in such offering (i) first, all the securities Holdings proposes to register, and (ii) second, to the extent that the Registrable Securities to be included by Holdings are less than the Section 3.2 Sale Number, all Registrable Securities requested to be included by all stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities and by any other Persons to whom incidental registration rights may be granted on or after the Effective Date (the "Subsequent Stockholders"); PROVIDED, HOWEVER, that if the sum of the number of such

Registrable Securities and the number of such securities held by such Subsequent Stockholders exceeds the Section 3.2 Sale Number less the number of securities included pursuant to clause (i) hereof, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities and among all Subsequent Stockholders, on the basis of the relative number of shares of such Registrable Securities each such stockholder and Subsequent Stockholder has requested to be included in such registration (until the Section 3.2 Sale Number of such shares is registered). If, as a result of the proration provisions of this subsection 3.2(c), any such stockholder or Subsequent Stockholder shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 3.2 that such stockholder or Subsequent Stockholder has requested be included, such stockholder or Subsequent Stockholder may make a Withdrawal Election; PROVIDED, HOWEVER, that such Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, such stockholder or Subsequent Stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

         Section 3.3 Registration Procedures. If and wherever Holdings is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article III, Holdings will, as soon as practicable:

                  (a) promptly prepare and file with the SEC (in any event within 120 calendar days after the end of the period within which requests for registration may be given to Holdings), the requisite registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; PROVIDED, HOWEVER, that Holdings may discontinue any registration of its securities that is being effected pursuant to Section 3.2 at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which in no event shall exceed 120 calendar days) as any seller of such Registrable Securities shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

                  (c) furnish to each seller of such Registrable Securities and each underwriter, if any, of the securities being sold by such seller with such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities representing more than 15% of the total number of securities covered by such registration statement or any managing underwriter shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such seller and each managing underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller; PROVIDED, HOWEVER, that Holdings shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of Holdings' becoming aware that the prospectus, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (f) comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of Holdings' first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar equity securities issued by Holdings are then listed or eligible for listing, if the listing of such securities is then permitted under the rules of such exchange;

                  (h) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (i) in connection with any underwritten offering, enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by Holdings, provisions regarding the delivery of opinions of counsel for Holdings and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings. Such sellers of Registrable Securities shall be required to make such representations and warranties to and agreements with Holdings and the underwriters as maybe necessary, in the discretion of Holdings or the underwriters, to effect such registration;

                  (j) upon receipt of such confidentiality agreements as Holdings may reasonably request, make available for inspection by any seller of such Registrable Securities covered by such registration statement and by any attorney, accountant or other agent retained by any such seller, all pertinent financial and other records, pertinent corporate documents and properties of Holdings and its subsidiaries, and cause all of Holdings' and its subsidiaries' officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement; and

                  (k) permit any holder of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of Holdings, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to Holdings in writing, that in the judgment of such holder, as aforesaid, should be included.

         Holdings may require each seller of Registrable Securities as to which any registration is being effected to furnish Holdings such information regarding such seller and the distribution of such securities and such other information as may be required to be disclosed therein under the securities laws as Holdings may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees that upon receipt of any notice from Holdings of the happening of any event of the kind described in clause (e) of this Section 3.3 such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this
Section 3.3, and, if so directed by Holdings, such holder will deliver to Holdings (at Holdings' expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event Holdings shall give any such notice, the period set forth in clause (b) of this Section 3.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 3.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this
Section 3.3.

         Section 3.4 INDEMNIFICATION. In the event of any registration of any securities of Holdings under the Securities Act pursuant to Section 3.1 or 3.2 hereof, Holdings, each seller of any Registrable Securities covered by such registration statement, and each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person, shall enter into mutually acceptable agreements providing customary indemnification and contribution provisions.

         Section 3.5 UNDERWRITERS. Holdings shall have the right to select any nationally recognized investment banker to act as the underwriter in any public offering of Registrable Securities pursuant to Sections 3.1 or 3.2 hereof to administer the offering.

         Section 3.6       ADDITIONAL REGISTRATION RIGHTS PROVISIONS.

                  (a) Nothing in this Article III shall be read to prohibit or prevent (i) Holdings from granting additional demand or incidental registration rights to any Person after the effective date hereof, including the incidental registration rights set forth in Section 3.2 hereof, or (ii) the registration by Holdings from time to time of any Principal Stockholders Shares.

                  (b) If at any time on or following the Effective Date, Holdings shall grant to any holder of Common Stock (including the Principal Stockholder which, as of the date hereof, has no such registration rights) registration rights (a "Subsequent Grantee") in respect of shares of Common Stock beneficially owned by such holder ("Third Party Registration Rights") which rights shall have been exercised by such Subsequent Grantee, Holdings shall promptly give written notice of the exercise of such Third Party Registration Rights to the Principal Stockholder, to the Investcorp Stockholders and to the Trustee (the "Section 3.6 Notice"), who shall have the right (subject to the provisions of Section 3.6(d) hereof) to include in the proposed registration all Registrable Securities beneficially owned by the Principal Stockholder or the Investcorp Stockholders or held by the Trustee that Holdings is requested in writing, within 15 days after the Section 3.6 Notice is given, by the Principal Stockholder or the Investcorp Stockholders or by the Trustee to register; PROVIDED, HOWEVER, that (i) if, at any time after the Principal Stockholder, the Investcorp Stockholders or the Trustee shall have given written notice of their intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason not to register such shares of Common Stock, Holdings may, at its election, give written notice of such determination to the Principal Stockholder, the Investcorp Stockholders and the Trustee and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by Holdings to delay registration of shares of Common Stock, Holdings shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

                  (c) EXPENSES. Holdings shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.6.

                  (d) PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter for a registration pursuant to this Section 3.6 that involves an underwritten offering shall advise Holdings in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 3.6 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to Holdings and Subsequent Grantees, Holdings shall include in such offering (i) first, all the securities proposed to be registered by the Subsequent Grantee (including the Principal Stockholder or any of their Affiliates), (ii) second, to the extent that the Registrable Securities to be included by the Subsequent Grantees (including the Principal Stockholder or any of their Affiliates) are less than the Section 3.6 Sale Number, all Registrable Securities sought to be registered by Holdings, and
(iii) third, to the extent that the sum of the Registrable Securities to be included by the Subsequent Grantees (including the Principal Stockholder or any of their Affiliates) and by Holdings are less than the Section 3.6 Sale Number, all Registrable Securities requested to be included by the Principal Stockholder, the Investcorp Stockholders, the Trustee and by any other Person or Persons upon whom registration rights have been conferred; PROVIDED, HOWEVER, that if the sum of the number of

Registrable Securities to be registered pursuant to clause (iii) above after giving effect to clauses (i) and (ii) exceeds the Section 3.6 Sale Number, then the number of Registrable Securities requested by the Principal Stockholder, the Investcorp Stockholders, the Trustee and by any other Person or Persons upon whom registration rights have been conferred to be included in such registration shall be allocated pro rata among the Principal Stockholder, the Investcorp Stockholders, the Trustee and such other Person or Persons, on the basis of the relative number of shares of such Registrable Securities the Principal Stockholder, the Investcorp Stockholders, the Trustee and each such Person has requested to be included in such registration. If, as a result of the proration provisions of this subsection 3.6(d), the Principal Stockholder, the Investcorp Stockholders, or the Trustee shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 3.6 that the Principal Stockholder, the Investcorp Stockholders, or the Trustee have requested be included, the Principal Stockholder, the Investcorp Stockholders, or the Trustee may make a Withdrawal Election; PROVIDED, HOWEVER, that such Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Principal Stockholder, the Investcorp Stockholders or the Trustee shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                  (e) Except as set forth in subsection 3.6(b) hereof and notwithstanding any other provision of this Agreement, the grant by Holdings of any additional demand registration rights (or the registration of any Principal Stockholder Shares) shall not give rise to any piggyback or incidental registration rights on the part of any stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities in respect of the exercise of such additional demand registration rights by the holders thereof (or the registration of any Principal Stockholder Shares).

                  (f) Notwithstanding any other provision of this Agreement, (i) without the consent of the Principal Stockholder, Holdings shall not be required to register any securities unless shares of Common Stock have prior thereto been, or simultaneously therewith are being, registered on a Form other than Form S-4 or Form S-8 (or any successor or similar form) (it being acknowledged by the Trustee and the Investcorp Stockholders that the Principal Stockholder shall have the exclusive right to determine when such initial registration shall occur), and (ii) Holdings may register the Principal Stockholder Shares at any time without the consent of the Trustee or the Investcorp Stockholders.

                                   ARTICLE IV

                              PERMITTED TRANSFEREES

         Section 4.1. TRANSFERS BY TRUSTEE. Nothing in this Agreement shall limit the distribution of shares of Common Stock by the Trustee to Participant Transferees. Once so distributed, any such shares shall no longer be subject to any of the rights, obligations or other provisions of this Agreement. The Trustee hereby consents to the extent its consent is required, to the imposition by the Company of a right of first refusal on shares of Common Stock distributed to Participant Transferees as contemplated by Section 5.04(e) of the Plan. Nothing in this Agreement shall limit the transfer of shares of Common Stock by the Trustee to persons other than Participant Transferees, subject to Section 2.3 and the first sentence of
Section 5.2.

         Section 4.2. TRANSFERS BY INVESTCORP STOCKHOLDERS. No transfer of Common Stock held by the Investcorp Stockholders is permitted except in the manner and on the terms set forth in this Article IV. Notwithstanding the foregoing, any Investcorp Stockholder may transfer any or all shares of Common Stock owned of record by such Investcorp Stockholder as set forth below:

                  4.2.1. PERMITTED INVESTCORP TRANSFEREES. An Investcorp Stockholder may transfer any or all shares of Common Stock owned of record by such Investcorp Stockholder to an Affiliate of such Investcorp Stockholder (an "Investcorp Affiliate Transferee"). With the prior consent of Holdings, which consent shall not be unreasonably withheld, any Investcorp Stockholder may transfer any or all shares of Common Stock owned of record by such Investcorp Stockholder to a Third Party (such transferees, together with the Investcorp Affiliate Transferees, "Permitted Investcorp Transferees"); PROVIDED, HOWEVER, that no transfer of Common Stock to any Permitted Investcorp Transferee shall be effective unless such Permitted Investcorp Transferee has delivered to Holdings a written acknowledgment and agreement in form and substance reasonably satisfactory to Holdings (such agreement, a "Joinder Agreement") that such shares of Common Stock to be received by such Permitted Investcorp Transferee shall continue to be subject to all of the provisions of this Agreement and that such Permitted Investcorp Transferee shall have all of the rights and be subject to all of the obligations under this Agreement of the transferring Investcorp Stockholder prior to the transfer, and shall be bound by and a party to this Agreement. Holdings hereby consents to the transfer of shares of Common Stock by the Investcorp Stockholders listed on Exhibit A hereto to SH Investment Limited subject to the execution by SH Investment Limited of a Joinder Agreement and the Certificate of Ownership dated as of the date hereof.

         4.2.2. TAG-ALONG AND DRAG-ALONG TRANSFERS. Any holder of Common Stock may transfer any or all of such shares of Common Stock in accordance with the provisions, terms and conditions of Article II hereof.

         4.2.3. PERIOD. The foregoing provisions of this Article IV shall expire on the occurrence of a Holdings IPO.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 TERMINATION OF OLD STOCKHOLDERS' AGREEMENT. Upon the effectiveness of this Agreement, the Old Stockholders' Agreement shall automatically be terminated and of no further force and effect and the parties to the Old Stockholders' Agreement shall have no further rights or obligations thereunder.

         Section 5.2 BINDING EFFECT; NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees except as set forth in Article IV and Section 2.1(d), and except to the extent that the terms of this Agreement limit or otherwise restrict the transferability of any rights or obligations hereunder. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns, except as set forth in Article IV, and shall not be for the benefit of any other Person.

         Section 5.3 WAIVER AND AMENDMENT. Any party hereto may waive its rights under this Agreement at any time, and Holdings may waive its rights under this Agreement with respect to any party hereto at any time; provided that no waiver by Holdings shall operate to waive Holdings' rights under this Agreement with respect to any party hereto not named in such waiver. Any agreement on the part of any such party to any such waiver by Holdings shall be valid only if set forth in an instrument in writing signed by such party. This Agreement may be amended or waived only by a written instrument signed by (a) Holdings, (b) stockholders owning of record a majority of the then outstanding Principal Stockholder Shares, (c) the Investcorp Stockholders and (d) so long as it owns shares of Common Stock, the trustee under the Plan which trustee shall be an independent corporate trustee. All parties hereto shall be bound by any amendment or waiver approved as prescribed in the foregoing sentence from and after the date of the receipt of a written notice from Holdings setting forth such amendment or waiver and reciting its approval or waiver, as the case may be, whether or not shares of Common Stock held by any stockholder shall have been marked to indicate such consent.

         Section 5.4 INVESTCORP STOCKHOLDER REPRESENTATIVE. Each of the Investcorp Stockholders hereby appoints Investcorp Management Services Limited (the "Investcorp Representative") or its designee (as appointed in writing), as the agent, proxy and attorney in fact for the Investcorp Stockholders for all purposes under this Agreement (including, without limitation, full power and authority to act on the Investcorp Stockholders' behalf) (i) to give or receive any notices or other communications required or permitted under the terms and conditions of this Agreement (and such notice shall be deemed to have been duly given when delivered or received, as applicable, by the Investcorp Representative pursuant to the terms of this Agreement) and (ii) to execute and deliver, should it elect to do so in its sole discretion, on behalf of the Investcorp Stockholders, any amendment to this Agreement so long as such amendments shall apply to all Investcorp Stockholders, and (iii) to take all other actions to be taken by or on behalf of the Investcorp Stockholders and exercise any and all rights which the Investcorp Stockholders are permitted or required to do or exercise under this Agreement.

         Section 5.5 NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, or when deposited in the mail, if sent by registered or certified mail, return receipt requested, postage prepaid, and when received, if delivered otherwise, to the party to whom it is directed at the following addresses:

         (a)      If to Holdings, to:

                  Simmons Holdings, Inc.
                  c/o Fenway Partners, Inc.

                  152 West 57th Street
                  New York, New York  10019
                  Attn:  Richard C. Dresdale
                  Telecopy:  212-757-0609

                  with copies to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110
                  Attn:  Lauren I. Norton, Esq.
                  Telecopy:  617-951-7050

         (b)      If to the Trustee, to:

                  State Street Bank & Trust Company
                  Batterymarch Park III
                  Three Pine Hill Drive
                  Quincy, MA  02169
                  Attn:  Kelly Q. Driscoll
                  Telecopy:  617-376-7313

                  with a copy to:

                  Kirkpatrick & Lockhart LLP
                  1500 Oliver Building
                  Pittsburgh, Pennsylvania  15272
                  Attn:  Charles R. Smith, Esq.
                  Telecopy:  412-355-6501

         (c)      If to the Principal Stockholder, to:

                  Simmons Holdings LLC
                  c/o Fenway Partners, Inc.
                  152 West 57th Street
                  New York, New York  10019
                  Attn:  Richard C. Dresdale
                  Telecopy:  212-757-0609
                  with copies to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110
                  Attn.:  Lauren I. Norton, Esq.
                  Telecopy:  617-951-7050

         (d)      If to the Company, to:

                  Simmons Company
                  One Concourse Parkway
                  Suite 600
                  Atlanta, GA  30328
                  Attn:  Zenon S. Nie
                  Telecopy:  770-392-2565

                  with copies to:

                  Jones Day, Reavis & Pogue
                  3500 One Peachtree Center
                  303 Peachtree Street NE
                  Atlanta, GA  30308
                  Attn:  Lizanne Thomas, Esq.
                  Telecopy:  404-581-8330

         (e)      If to the Investcorp Stockholders:

                  c/o Investcorp Management Services Limited
                  P.O. Box 5430
                  Investcorp House
                  Manama, Bahrain
                  Telephone:  011-973-532-000
                  Telecopy:  011-973-530-816
                  Attention:  Rick Lukens

                  With a copy to:

                  Gibson, Dunn & Crutcher LLP
                  200 Park Avenue
                  New York, New York  10166
                  Telephone:  (212) 351-4000
                  Telecopy:  (212) 351-4035
                  Attention:  David B. Rosenauer, Esq.

                           and

                  Investcorp International, Inc.
                  280 Park Avenue
                  New York, NY  10017
                  Telephone:  (212) 599-4700
                  Telecopy:  (212) 983-7073
                  Attention:  John M. Kenney

or at such other address as the parties hereto shall have specified by notice in writing to the other parties.

         Section 5.6 APPLICABLE LAW. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

         Section 5.7 INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto, which form a part hereof, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

         Section 5.8 DESCRIPTIVE HEADINGS. Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; and (c) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

         Section 5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         Section 5.10 SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect and for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect, and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof, shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         Section 5.11 TERM. This Agreement (other than the provisions of Article III hereof which shall terminate on the fifth anniversary date of the consummation a Holdings IPO) shall terminate (i) with respect to the Trustee, on the date the Trustee no longer holds shares of Common Stock and (ii) with respect to each Investcorp Stockholder, on the date such Investcorp Stockholder no longer holds shares of Common Stock.

         Section 5.12 INJUNCTIVE RELIEF. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall therefore be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                                             [1998 Stockholders' Agreement/ESOT]


         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first above written.


                                         SIMMONS HOLDINGS, INC., a
                                         Delaware corporation


                                         By:    /s/ Zenon S. Nie
                                                ----------------------
                                                 Name: Zenon S. Nie
                                                 Title:  Chief Executive Officer


                                         SIMMONS COMPANY, a Delaware corporation


                                         By:     /s/ Zenon S. Nie
                                                ----------------------
                                                 Name: Zenon S. Nie
                                                 Title:  Chief Executive Officer

                                         SIMMONS COMPANY EMPLOYEE STOCK
                                         OWNERSHIP TRUST

                                         By: State Street Bank and Trust Company
                                               solely in its capacity as Trustee

                                         By:  /s/ Kelly Q. Driscoll
                                              ------------------------
                                              Name: Kelly Q. Driscoll
                                              Title: Vice President


                                         SIMMONS HOLDINGS, LLC

                                         By:  /s/ Richard C. Dresdale
                                              ----------------------------
                                              Name: Richard C. Dresdale
                                              Title:  An Authorized Person

BALLET LIMITED, a Cayman Islands         DENARY LIMITED, a Cayman Islands
corporation                              corporation

By:.............................         By:....................................
     Name:                                    Name:
     Title:                                   Title:

                                             [1998 Stockholders' Agreement/ESOT]

GLEAM LIMITED, a Cayman Islands          HIGHLANDS LIMITED, a Cayman Islands
corporation                              corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

NOBLE LIMITED, a Cayman Islands          OUTRIGGER LIMITED, a Cayman Islands
corporation                              corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

QUILL LIMITED, a Cayman Islands          RADIAL LIMITED, a Cayman Islands
corporation                              corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

SHORELINE LIMITED, a Cayman Islands      ZINNIA LIMITED, a Cayman Islands
corporation                              corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

INVESTCORP INVESTMENT EQUITY             ASHFORD LIMITED, a Cayman Islands
LIMITED, a Cayman Islands corporation    corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

CHAMBLEE LIMITED, a Cayman Islands       FAIRBURN LIMITED, a Cayman Islands
corporation                              corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

                                             [1998 Stockholders' Agreement/ESOT]


PEACH LIMITED, a Cayman Islands          INVESTCORP SIMMONS HOLDINGS L.P.,
corporation                              a Cayman Islands Limited Partnership

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

CONNOISSEUR HOLDINGS LIMITED,            CONNOISSEUR EQUITY LIMITED, a
a Cayman Islands corporation             Cayman Islands corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

EQUITY SIMA LIMITED, a Cayman            EQUITY SIMB LIMITED, a Cayman
Islands corporation                      Islands corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

FOUNDATION EQUITY LIMITED,               FOUNDATION HOLDINGS LIMITED, a
a Cayman Islands corporation             Cayman Islands corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

SIMMONS EQUITY LIMITED, a                SIMMONS HOLDINGS LIMITED, a Cayman
Cayman Islands corporation               Islands corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

SIMMONS INVESTMENTS LIMITED,             SPRING EQUITY LIMITED, a Cayman
a Cayman Islands corporation             Islands corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

                                             [1998 Stockholders' Agreement/ESOT]

SPRING INVESTMENTS LIMITED, a            SPRING INTERNATIONAL LIMITED,
Cayman Islands corporation               a Cayman Islands corporation

By:............................          By:....................................
     Name:                                    Name:
     Title:                                   Title:

CHEMICAL NOMINEES (GUERNSEY)
LIMITED

By:............................
     Name:
     Title:

                                    EXHIBIT A
                              STOCKHOLDER AGREEMENT

NAME AND ADDRESS OF
STOCKHOLDER

Ashford Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Chamblee Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Fairburn Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Peach Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Investcorp Simmons Holdings Limited L.P.
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Connoisseur Holdings Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Connoisseur Equity Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Equity SIMA Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Equity SIMB Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Foundation Equity Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Foundation Holdings Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Simmons Equity Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Simmons Holdings Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Simmons Investments Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.


Spring Equity Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Spring Investments Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Spring International Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Chemical Nominees (Guernsey) Limited
P.O. Box 127
Chase House, Grenville Street
St. Helier, Jersey  JE4-8QH
Channel Islands

Investcorp Investment Equity Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Ballet Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Denary Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Gleam Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Highlands Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Noble Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Outrigger Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Quill Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Radial Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Shoreline Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.

Zinnia Limited
West Wind Building
P.O. Box 1111
Harbour Drive
Grand Cayman, Cayman Islands B.W.I.